                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report:  May 22, 1998
                                          ------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                1-6157                             36-1208070
                ------                             ----------
        (Commission File Number)       (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois            60661
-----------------------------------------            -----
(Address of principal executive offices)          (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

On May 22, 1998, The Fuji Bank, Limited ("Fuji Bank"), the owner of the majority of the outstanding shares of the common capital stock of Heller Financial, Inc., the registrant, issued a press release with respect to Fuji Bank's financial statements for the fiscal year ended March 31, 1998.


Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c)  Exhibits

99 Selected pages from press release of Fuji Bank dated May 22, 1998, announcing Fuji Bank's financial results for the fiscal year ended March 31, 1998. A copy of the entire press release is available upon request from the registrant, Heller Financial, Inc., 500 West Monroe Street, Chicago, Illinois 60661, Attention: Treasurer (312-441-7000).


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 22, 1998
       ------------

                                      HELLER FINANCIAL, INC.

                                      By:    Lauralee E. Martin
                                             -------------------------------
                                             Lauralee E. Martin
                                      Title: Executive Vice President and
                                             Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                                                            Numbered Pages
------                                                            --------------
99      Selected pages from press release of The Fuji Bank,            4-23
        Limited dated May 22, 1998, announcing the financial
        results of The Fuji Bank, Limited for the fiscal year
        ended March 31, 1998.

                                       3